EXHIBIT 99.4

                               OUTPOST.COM, INC.

              INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page No.
                                                                                                ----------

Pro Forma Consolidated Financial Information..................................................      21

Pro Forma Consolidated Balance Sheet, at August 31, 2000 (Unaudited)..........................      22

Pro Forma Consolidated Statement of Operations, for the Year Ended February 29, 2000
 (Unaudited)..................................................................................      23


Pro Forma Consolidated Statement of Operations, for the Six Months Ended August 31, 2000
 (Unaudited)..................................................................................      24


Notes to Pro Forma Consolidated Financial Statements (Unaudited)..............................      25

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

  On September 8, 2000, Cyberian Outpost, Inc. completed its acquisition of CMPExpress.com, Inc. pursuant to the terms and conditions of Agreement and Plan of Reorganization dated September 6, 2000, by and among Outpost, Sydney Acquisition Sub, Inc., a Delaware corporation, CMPExpress, a Pennsylvania Corporation, and the stockholders of CMPExpress. CMPExpress is an Internet retailer that sells computers and technology products to medium and large businesses, both over the Internet and directly through its sales team. Outpost intends to operate the business of CMPExpress under the name "OutpostPro."

  Effective as of September 8, 2000, Acquisition Sub merged with and into CMPExpress, with CMPExpress surviving the merger as a wholly-owned subsidiary of Outpost. Each share of CMPExpress common stock was converted into a right to receive .137267926 shares of Outpost common stock and each share of CMPExpress Series A stock was converted into a right to receive .324638095 shares of Outpost common stock. As a result of the acquisition, Outpost issued approximately 3.09 million shares of its common stock, valued at approximately $11.8 million based on the average closing price of Outpost's common stock over the 20 trading days prior to September 8, 2000. Outpost also issued approximately 47,000 shares of its common stock to the finder who facilitated the transaction.

  The unaudited pro forma financial information is based on the historical consolidated financial statements of Outpost.com and CMPExpress under the assumptions and adjustments set forth in the accompanying Notes to the Pro Forma Consolidated Financial Statements (Unaudited). The pro forma financial statements do not give effect to anticipated cost savings, if any, in connection with the acquisition unless there are specifically identifiable expense reductions that result from the purchase agreements that set forth the Acquisition. The following unaudited Pro Forma Statements of Operations for the year ended February 29, 2000 and for the six months ended August 31, 2000, give effect to the acquisition as if it had occurred on March 1, 1999. The following unaudited Pro Forma Balance Sheet at August 31, 2000 give effect to the acquisition as if it had occurred on August 31, 2000.

  The information shown below should be read in conjunction with the consolidated historical financial statements of Outpost.com and the historical financial statements of CMPExpress, including the respective notes thereto. The unaudited pro forma data is presented for comparative purposes only and is not necessarily indicative of the combined financial position or results of operations which would have been realized had the Aquisition been consummated during the period or as of the date for which the unaudited pro forma data is presented. The unaudited pro forma information is also not indicative of future results of operations or financial position. The pro forma information presented is as of August 31, 2000, for the year ended February 29, 2000 and for the six months ended August 31, 2000.

                                  OUTPOST.COM

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                AUGUST 31, 2000
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                        HISTORICAL     HISTORICAL      PRO FORMA               PRO FORMA
                                                        OUTPOST.COM    CMPEXPRESS     ADJUSTMENTS    REF.     AS ADJUSTED
                                                        -----------    ----------     -----------    ----     -----------
                       Assets
Current Assets:
  Cash and cash equivalents..........................      $ 24,579        $   385        $    --                $ 24,964
  Short term investments.............................        12,000             --             --                  12,000
  Accounts receivable, net...........................        11,002          5,558             --                  16,560
  Inventories........................................        15,515             --             --                  15,515
  Other current assets...............................         1,225            247             --                   1,472
                                                           --------        -------        -------                --------
     Total current assets............................        64,321          6,190             --                  70,511
Property and equipment, net..........................        14,078            843             --                  14,921
Other assets.........................................           861             52             --                     913
Goodwill.............................................            --             --         15,547       (1)        15,547
                                                           --------        -------        -------                --------
     Total assets....................................      $ 79,260        $ 7,085        $15,547                $101,892
                                                           ========        =======        =======                ========

        Liabilities and Stockholders' Equity
Current Liabilities:
  Current portion of capital lease obligations.......      $    655       $     --        $    --                $    655
  Accounts payable...................................        25,730          6,033             --                  31,763
  Accrued expenses...................................         3,676            513          1,000       (2)         5,189
  Line of credit.....................................            --          1,554             --                   1,554
  Notes payable......................................            --            930             --                     930
  Refunds due to customers...........................            --            467             --                     467
                                                           --------        -------        -------                --------
     Total current liabilities.......................        30,061          9,497          1,000                  40,558
Capital lease obligations, excluding current portion.           422            106             --                     528
Other liabilities....................................            --          1,029         (1,000)      (3)            29
                                                           --------        -------        -------                --------
     Total liabilities...............................        30,483         10,632             --                  41,115
Minority interest....................................         2,965             --             --                   2,965
Stockholders' equity:
  Redeemable preferred stock.........................            --          3,140         (3,140)      (4)            --
  Common stock.......................................           285              8            112       (4)           405
  Additional paid-in capital.........................       129,197            708         11,172       (4)       141,077
  Accumulated deficit................................       (83,670)        (7,403)         7,403       (4)       (83,670)
                                                           --------        -------        -------                --------
     Total stockholders' equity......................        45,812         (3,547)        15,547                  57,812
                                                           --------        -------        -------                --------
     Total liabilities and stockholders' equity......      $ 79,260        $ 7,085        $15,547                $101,892
                                                           ========        =======        =======                ========



     See accompanying notes to pro forma consolidated financial statements.

                                  OUTPOST.COM

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                        HISTORICAL     HISTORICAL
                                                        OUTPOST.COM    CMPEXPRESS
                                                        YEAR ENDED     YEAR ENDED
                                                       FEBRUARY 29,   DECEMBER 31,     PRO FORMA               PRO FORMA
                                                           2000           1999        ADJUSTMENTS    REF.     AS ADJUSTED
                                                           ----           ----        -----------    ----     -----------
Net sales............................................      $188,605        $42,836        $    --                $231,441
Cost of sales........................................       166,847         39,329             --                 206,176
                                                           --------        -------        -------                --------
  Gross profit.......................................        21,758          3,507             --                  25,265
Operating expenses:
  Sales and marketing................................        41,667          2,702             --                  44,369
  General and administrative.........................        10,809          2,742             --                  13,551
  Technology and development.........................         7,001             --             --                   7,001
  Amortization of intangibles........................            --             --          2,221       (5)         2,221
                                                           --------        -------        -------                --------
     Total operating expenses........................        59,477          5,444          2,221                  67,142
                                                           --------        -------        -------                --------
  Operating loss.....................................       (37,719)        (1,937)        (2,221)                (41,877)
Other income, net....................................         2,103             46             --                   2,149
                                                           --------        -------        -------                --------
  Net loss...........................................      $(35,616)       $(1,891)       $(2,221)               $(39,728)
                                                           ========        =======        =======                ========
Basic and diluted net loss per share.................      $  (1.52)                      $    --                $  (1.50)
                                                           ========                       =======                ========
Weighted average basic and diluted shares
 outstanding.........................................        23,382                         3,140       (6)        26,522
                                                           ========                       =======                ========



     See accompanying notes to pro forma consolidated financial statements.

                                  OUTPOST.COM

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED AUGUST 31, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                        HISTORICAL     HISTORICAL      PRO FORMA               PRO FORMA
                                                        OUTPOST.COM    CMPEXPRESS     ADJUSTMENTS    REF.     AS ADJUSTED
                                                        -----------    ----------     -----------    ----     -----------
Net sales............................................      $137,085        $30,579        $    --                $167,664
Cost of sales........................................       118,376         27,903             --                 146,279
                                                           --------        -------        -------                --------
  Gross profit.......................................        18,709          2,676             --                  21,385
Operating expenses:
  Sales and marketing................................        21,827          2,482             --                  24,309
  General and administrative.........................         5,893          2,779             --                   8,672
  Technology and development.........................         5,943             --             --                   5,943
  Amortization of intangibles........................            --             --          1,110       (5)         1,110
                                                           --------        -------        -------                --------
     Total operating expenses........................        33,663          5,261          1,110                  40,034
                                                           --------        -------        -------                --------
  Operating loss.....................................       (14,954)        (2,585)        (1,110)                (18,649)
Other income/expense, net............................         1,178         (1,799)            --                    (621)
                                                           --------        -------        -------                --------
  Net loss before minority interest..................       (13,776)        (4,384)        (1,110)                (19,270)
Minority interest....................................          (256)            --             --                    (256)
                                                           --------        -------        -------                --------
  Net loss...........................................      $(14,032)       $(4,384)       $(1,110)               $(19,526)
                                                           ========        =======        =======                ========
Basic and diluted net loss per share.................      $  (0.50)                      $    --                $  (0.62)
                                                           ========                       =======                ========
Weighted average basic and diluted shares
 outstanding.........................................        28,248                         3,140       (6)        31,388
                                                           ========                       =======                ========



     See accompanying notes to pro forma consolidated financial statements.

             Notes to Pro Forma Consolidated Financial Statements

                                                                                                      AUGUST 31,
                                            ADJUSTMENTS                                                  2000
                                            -----------                                                  ----
BALANCE SHEET

Goodwill:
---------
 (1)  To record goodwill at the date of acquisition based on fair market value of common stock issued and the net value of the assets acquired and liabilities assumed of CMPExpress at the
  date of the transaction.                                                                              $15,547
                                                                                                        =======


Accrued Expenses:
-----------------
 (2)  To record an estimate of severance and duplicate facility closing costs related to the
  acquisition.                                                                                          $ 1,000
                                                                                                        =======

Other Liabilities:
------------------
 (3)  To record the removal of a convertible note which was converted to CMPExpress preferred
  stock and then converted to Outpost common stock in connection with the acquisition.                  $(1,000)
                                                                                                        =======

Stockholders' Equity:
---------------------
 (4)  To record the change in the equity accounts as a result of the acquisition:                       $15,547
                                                                                                        =======
  Redeemable preferred stock                                                               $(3,140)
  Common stock                                                                                 112
  Additional paid-in capital                                                                11,172
  Accumulated deficit                                                                        7,403
                                                                                           -------
    Net change in stockholders' equity                                                     $15,547
                                                                                           =======

                                  Adjustments
                                  -----------


                                                                                                      SIX MONTHS
                                                                                      YEAR ENDED        ENDED
                                                                                     DECEMBER 31,     AUGUST 31,
                                                                                         1999            2000
                                                                                         ----            ----
INCOME STATEMENT
Goodwill:
---------
 (5)  To record the amortization of goodwill. Goodwill is being amortized over a
  period of seven years.                                                               $ 2,221         $ 1,110
                                                                                       =======         =======


Weighted Average Basic and Diluted Shares Outstanding:
------------------------------------------------------                                   3,140           3,140
 (6)  To record the number of common shares issued in the purchase of                  =======         =======
  CMPExpress.com, Inc.